Exhibit 10.16.8
DATED 18th JANUARY 2008

BIWATER RETIREMENT AND SECURITY SCHEME

DEED OF ALTERATION
(dealing with changes to the partial winding-up rule
and the power of merger at the end of the Guarantee Period)

THIS DEED OF ALTERATION is made the 18th day of January 2008
PARTIES
(1)	The Principal Employer

BIWATER PLC whose registered office is at Biwater House, Station Approach, Dorking, Surrey RH4 1TZ
(2)	The Trustees

TERENCE WILLIAM ALBERT BARKER of “the Willows”, 20 Holme Park, Upper Newbold, Chesterfield, Derbyshire S41 8XB NORMAN ERIC DODD of 5 Ashworth Avenue, Urmston, Manchester M41 8TH MARTIN ROBERT ANTHONY DUFFY of 4 Ashwood Park, Lower Road, Fetcham, Surrey KT22 9NT JOHN ERNEST ALFRED KERSLAKE of Ivy House, Stack Hills Road, Todmorden, OL14 5QW ANTHONY JOHN READ of 4 Hazlemere Drive, St Leonards, Ringwood, Hants and BARRY SHORT of 15 Rimbury Way, Christchurch, Dorset BH23 2RQ
RECITALS
A.	This Deed is supplemental (inter alia) to two editions of a Fifth Definitive Trust Deed, one called the “Main Edition” made on 24 June 2003, and the other called the “ex-WCAPS Edition” made on 1 April 2003, (together called “the Trust Deeds"), both with Rules attached (the “Main Rules” and the “ex-WCAPS Rules” respectively, and together the “Rules"), as subsequently amended, which constitute the current provisions of the Biwater Retirement and Security Scheme (“the Scheme")
B.	In accordance with Clause 24 of the Trust Deeds, the Trustees may amend the provisions of the Scheme with the consent of the Principal Employer at any time by deed
C. The Trustees are the present trustees of the Scheme
D.	The Principal Employer is considering an initial public offering (the “IPO”) of shares in Cascal BV
E.	Should the IPO proceed, the parties wish to amend the Main Rules and the ex-WCAPS Rules to confirm that the continued participation of associated employers is permitted in certain circumstances where they cease to be associated with the Principal Employer, and to remove the provisions which enable the Main Section and the Water Company sub-Fund to be merged at the end of the Guarantee Period (as defined in the Trust Deeds)
OPERATIVE PROVISIONS
1.	The alterations to the Trust Deed and Rules under Clause 2 below shall be made only if any shares in Cascal BV are admitted to trading on the New York Stock Exchange in 2008 (the “Condition”).
2.	Subject to the Condition being satisfied, the Trustees, with the consent of the Principal Employer, in exercise of the powers described in recital B above, hereby make the following alterations to the Trust Deeds and the Rules with effect on and from the first date on which the Condition is satisfied:
(a)	Clause 2.5 in both the Main Rules and the ex-WCAPS Rules is deleted.

 1

(b)	The definition of Guarantee Period in Rule 1 of both the Main Rules and the ex-WCAPS Rules is amended by deleting the words “and ending on 31st July 2025”.

(c)	Rule 19.5 (Partial winding-up) in both the Main Rules and the ex-WCAPS Rules is amended by inserting after the first paragraph a new second paragraph as follows:

“However, notwithstanding the fact that at any time an Associated Employer ceases to be associated with the Employers or to have a permanent community of interest with any Employer, the Principal Employer may direct that the Associated Employer may continue to participate in the Scheme on such terms as the Principal Employer and the Associated Employer agree, and that no winding up of the part of the Fund which is attributable to the relevant Members shall take place at that time.”
This Deed may be executed in any number of counterparts which taken together shall constitute one document, and any party may execute this Deed by signing any one or more such counterparts.
IN WITNESS of which the parties have executed this document as a deed on the date set out above.
EXECUTED as a deed on
behalf of BIWATER PLC by
Director  /s/ D. L. Magor
Secretary  /s/ M. R. A. Duffy

SIGNED AND DELIVERED as a deed by
TERENCE WILLIAM ALBERT BARKER  /s/ T. Barker
in the presence of

Witness name	Frank Carr

Witness signature	/s/ F. Carr

Witness address	20 Farlow Croft High Green Sheffield S35 4DY

SIGNED AND DELIVERED as a deed by
NORMAN ERIC DODD  /s/ Norman Dodd
in the presence of

Witness name	Mark Studholme

Witness signature	/s/ M. Studholme

Witness address	1 Oakmount, Off Haslingden Road Rawtenstall, Lancashire BB4 6SH
SIGNED AND DELIVERED as a deed by
MARTIN ROBERT ANTHONY DUFFY  /s/ M. R. A. Duffy
in the presence of

Witness name	Sheila Ann Cumper

Witness signature	/s/ S. A. Cumper

Witness address	27 Cleardene Dorking Surrey RH4 2BY
SIGNED AND DELIVERED as a deed by
JOHN ERNEST ALFRED KERSLAKE  /s/ Signed
in the presence of

Witness name	Charlotte Starkey

Witness signature	/s/ C. Starkey

Witness address	14 Banbury Drive, West Timperley Altrincham, Cheshire WA14 5BD

SIGNED AND DELIVERED as a deed by
ANTHONY JOHN READ  /s/ A. J. Read
in the presence of

Witness name	Sarah Davis

Witness signature	/s/ S. Davis

Witness address	57 Bronte Avenue Christchurch Dorset, BH23 2NB
SIGNED AND DELIVERED as a deed by
BARRY SHORT  /s/ B. Short
in the presence of

Witness name	Roger Blackie

Witness signature	/s/ R. Blackie

Witness address	10 St. Cleeve Way Fernsdown BH22 8LE